                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
Date of Report (Date of earliest event report) March 9, 2000 (February 4, 2000)
                                               --------------------------------

                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      1-4274                37-1351861
          --------                      ------                ----------
 (State or other jurisdiction of     (Commission             IRS Employer
 incorporation or organization)      File Number)          Identification No.)


              2101 N. Veteran Parkway, Bloomington, Illinois 61704
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-8700
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



Total Pages:  5



                                     1 of 5

Item 5. Other Events

Citizens First Financial Corp. announces preliminary unaudited 1999 results and dividend to be paid.

A press release is attached as Exhibit 99.1.


Exhibit No.                                                      Page
----------                                                       ----
99.1            Press release dated February 4, 2000               3



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   March 9, 2000                By:  /s/ C. William Landefeld
                                           -------------------------------------
                                           C. William Landefeld
                                           President and Chief Executive Officer



Dated:   March 9, 2000                By:  /s/ Dallas G. Smiley
                                           -------------------------------------
                                           Dallas G. Smiley
                                           Senior Vice-President and
                                           Chief Financial Officer




                                     2 of 5